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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  June 27, 1997


                             FIFTH DIMENSION INC.
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              (Exact name of Registrant as Specified in Charter)


  New Jersey                        02532                 21-0717490
-----------------              ----------------       -----------------
(State or other                (Commission File       (I.R.S. Employer
 jurisdiction of                 Number)               Identification
 incorporation)                                        Number)


         801 New York Avenue, Trenton, New Jersey          08638-3982
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      (Address of Principal Executive Office)              (Zip Code)


              Registrant's Telephone Number, including Area Code:

                                (609) 393-8350
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Item 6:  Resignation of Registrant's Director
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         Registrant has received written notice that one of its directors,
Charles E. Rausch, is resigning, effective as of June 30, 1997. Mr. Rausch's resignation is for personal reason and not because of any disagreement with the Registrant on any matters relating to the Registrant's operations, policies or practices. Mr. Rausch's resignation letter is attached as Exhibit 17.

Exhibits:

     Exhibit 17:   Director resignation letter



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Fifth Dimension Inc.
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                                       (Registrant)


                                   -----------------------------------
                                   By:   Craig E. Ebner
                                   Its:  President,
                                         Chief Executive Officer